UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

KIPS BAY MEDICAL, INC.

(Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

PRELIMINARY PROXY MATERIAL—SUBJECT TO COMPLETION

KIPS BAY MEDICAL, INC.

3405 Annapolis Lane North, Suite 200

Minneapolis, Minnesota 55447

Phone: (763) 235-3540

December 26, 2013

Dear Stockholders:

You are cordially invited to attend a Special Meeting of the Stockholders of Kips Bay Medical, Inc. to be held on Tuesday, February 4, 2014, at 3:30 p.m. at the offices of Oppenheimer Wolff & Donnelly LLP, located at Campbell Mithun Tower – Suite 2000, 222 South Ninth Street, Minneapolis, Minnesota 55402. Details about the meeting and the matters to be acted on at the meeting are presented in the Notice of Special Meeting of Stockholders and proxy statement that follow.

At the meeting, stockholders will be asked to consider and vote upon a proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 90,000,000. The Board of Directors believes that the proposed amendment is prudent and necessary to give the Company flexibility to issue shares of common stock for future corporate needs. Accordingly, the Board of Directors has declared the proposed amendment to be advisable and in the best interests of the Company and its stockholders and has unanimously recommended that stockholders vote FOR the proposed amendment.

It is important that your shares be represented at the meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. All stockholders are cordially invited to attend the meeting in person. However, to assure the presence of a quorum, the Board of Directors requests that all stockholders of record promptly complete, sign, date and return the enclosed proxy card, which is solicited by the Board of Directors, or vote by internet or telephone by following the instructions on the enclosed proxy card, whether or not you plan to attend the meeting. The proxy is revocable and will not be used if you attend and vote at the meeting in person or otherwise provide notice of your revocation. The prompt return of proxies will save the Company the expense of further requests for proxies in order to ensure a quorum. No postage is required if mailed in the United States.

If you have any questions regarding the information contained in the proxy statement or regarding the completion of the enclosed proxy card, voting by internet or telephone, or would like directions to the meeting, please call the Company at (763) 235-3540.

On behalf of the Company’s Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Sincerely,

/s/ Manny Villafaña

Manny Villafaña
Chairman of the Board and Chief Executive Officer

KIPS BAY MEDICAL, INC.

3405 Annapolis Lane North, Suite 200

Minneapolis, Minnesota 55447

Phone: (763) 235-3540

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, FEBRUARY 4, 2014

A Special Meeting of the Stockholders (the “Special Meeting”) of Kips Bay Medical, Inc. (the “Company”) will be held on Tuesday, February 4, 2014, at the offices of Oppenheimer Wolff & Donnelly LLP, located at Campbell Mithun Tower – Suite 2000, 222 South Ninth Street, Minneapolis, Minnesota 55402. Registration for the Special Meeting will begin at 3:15 p.m., Central Time. The Special Meeting will commence at 3:30 p.m., Central Time.

The purposes of the Special Meeting are to:

1.	To consider and vote upon a proposal to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 90,000,000.

2.	To consider and vote upon a proposal to approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

Only stockholders that were listed on the Company’s records at the close of business on December 20, 2013, the record date set by the Board of Directors for the meeting, are entitled to notice of the Special Meeting and to vote at the Special Meeting and any adjournments thereof.

A stockholder list will be available at the Company’s corporate office beginning January 24, 2014 during normal business hours for examination by any stockholder registered on the Company’s stock ledger as of the record date for any purpose germane to the Special Meeting.

By Order of the Board of Directors,

/s/ Scott Kellen

Scott Kellen
Chief Operating Officer, Chief Financial Officer and Corporate Secretary

Minneapolis, Minnesota
December 26, 2013

KIPS BAY MEDICAL, INC.

3405 Annapolis Lane North, Suite 200

Minneapolis, Minnesota 55447

Phone: (763) 235-3540

Proxy Statement

 Special Meeting of Stockholders

 Tuesday, February 4, 2014

 3:30 p.m. Central Time

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Kips Bay Medical, Inc., a Delaware corporation (the “Company”), for use at the Special Meeting of Stockholders of the Company to be held on Tuesday, February 4, 2014 (the “Special Meeting”), and at any adjournment thereof. The Special Meeting will be held at the offices of Oppenheimer Wolff & Donnelly LLP, located at Campbell Mithun Tower – Suite 2000, 222 South Ninth Street, Minneapolis, Minnesota 55402. Registration for the Special Meeting will begin at 3:15 p.m., Central Time. The Special Meeting will commence at 3:30 p.m., Central Time. This solicitation is being made by mail; however, the Company also may use its officers, directors and employees (without providing them with additional compensation) to solicit proxies from stockholders in person or by telephone, facsimile or letter. Distribution of this proxy statement and the proxy card via U.S. mail is scheduled to begin on or about December 26, 2013.

Important Notice Regarding the Availability of Proxy Materials

for the Special Meeting of Stockholders to be Held on February 4, 2014:

The notice, proxy statement and form of proxy card are available at

http://proxymaterials.kipsbaymedical.com

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND VOTING

Q:	Why did I receive this proxy statement?

A:

The Company is soliciting your proxy vote at the Special Meeting because you owned of record one or more shares of common stock of the Company at the close of business on Friday, December 20, 2013, the record date for the meeting, and, therefore, are entitled to vote at the Special Meeting.

Q:	What is a proxy?

A:

A proxy is your legal designation of another person or persons (the “proxy” or “proxies,” respectively) to vote on your behalf. By completing and returning the enclosed proxy card or voting by internet or telephone, you are giving Manny Villafaña and Scott Kellen, the proxies, the authority to vote your shares of common stock at the Special Meeting in the manner you indicate on your proxy card or by internet or telephone. If you do not give direction with respect to any nominee or other proposal, the proxies will vote your shares as recommended by the Board of Directors. The proxies are authorized to vote in their discretion if other matters are properly submitted at the Special Meeting, or any adjournments thereof.

Q:	When and where is the Special Meeting?

A:

The Special Meeting will be held on Tuesday, February 4, 2014 at the offices of Oppenheimer Wolff & Donnelly LLP, located at Campbell Mithun Tower – Suite 2000, 222 South Ninth Street, Minneapolis, Minnesota 55402. Registration for the meeting will begin at 3:15 p.m., Central Time. The Special Meeting will commence at 3:30 p.m., Central Time.

Q:	What am I voting on?

A:	You are voting on the following two matters:

●	Proposal No. 1—To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 90,000,000.

●	Proposal No. 2—To approve an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

Q:	What does the Board of Directors recommend?

A:	The Board of Directors recommends a vote:

●	FOR the approval an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 90,000,000 (see Proposal No. 1); and

●	FOR the approval an adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1 (see Proposal No. 2).

Q:	How many votes do I have?

A:

On any matter which may properly come before the Special Meeting, each stockholder entitled to vote thereon will have one vote for each share of common stock owned of record by such stockholder as of the close of business on the record date, Friday, December 20, 2013.

Q:	How many shares of common stock may vote at the Special Meeting?

A:

At the close of business on the record date, Friday, December 20, 2013, there were 26,979,079 outstanding shares of common stock. This means that there may be 26,979,079 votes on any matter presented at the Special Meeting.

Q:	What vote is required to approve each of the proposals?

Proposal No. 1—Approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock—Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of a majority of the outstanding shares of common stock will result in the approval of the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 90,000,000.

Proposal No. 2—Approval of adjournment of the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1—Provided a quorum of at least a majority of the issued and outstanding stock is present (in person or by proxy), the affirmative vote of a majority of the shares of common stock represented at the Special Meeting (whether in person or by proxy) will result in the approval of the adjournment of the Special Meeting.

Q:	What constitutes a quorum?

A:

Transaction of business may occur at the Special Meeting if a quorum is present. The presence, in person or by proxy, of a majority of the outstanding shares of common stock as of the record date is required to constitute a quorum. On December 20, 2013, the Company had 26,979,079 outstanding shares of common stock; and, therefore, the presence of 13,489,540 shares will constitute a quorum for the transaction of business at the Special Meeting. If you submit a proxy or vote in person at the meeting, your shares will be counted in determining whether a quorum is present at the Special Meeting. Broker non-votes and abstentions also are counted for the purpose of determining a quorum, as discussed below.

Q:	What is the effect of abstentions?

A:

You may vote FOR, AGAINST or ABSTAIN on Proposal No. 1. If you abstain from voting on Proposal No. 1, your shares will be deemed present, but will not be deemed to have voted in favor of the proposal. An abstention, therefore, has the same effect as a vote against Proposal No. 1.

If you just sign and submit your proxy card without voting instructions, your shares will be voted FOR Proposal No. 1 and Proposal No. 2.

Q:	What is the effect of broker non-votes?

A:

Shares that are held by brokers in “street name” may be voted by the broker on “routine” matters. To vote on “non-routine” matters, the broker must obtain stockholder direction. When the broker does not vote the shares, the broker’s abstention is referred to as a “broker non-vote.”

Brokers do not have discretion to vote shares for non-routine matters, which include Proposal No. 1 and Proposal No. 2. Accordingly, if your shares are held in street name and you do not submit voting instructions to your broker, your shares will not be counted in determining the outcome of these proposals.

Broker non-votes will be considered present for quorum purposes at the Special Meeting.

Q:	How do I vote my shares?

A:	If you are a stockholder of record, you may vote your shares of common stock at the Special Meeting using any of the following methods:

●

Proxy Card—The enclosed proxy card is a means by which a stockholder may authorize the voting of the stockholder’s shares of common stock at the Special Meeting. The shares of common stock represented by each properly executed proxy card will be voted at the Special Meeting in accordance with the stockholder’s directions. The Company urges you to specify your choices by marking the appropriate boxes on the enclosed proxy card. After you have marked your choices, please sign and date the proxy card and mail the proxy card to the Company’s stock transfer agent, Wells Fargo Shareowner Services, in the enclosed envelope. If you sign and return the proxy card without specifying your choices, your shares will be voted FOR the approval of the proposed amendment to the Company’s Certificate of Incorporation and FOR the adjournment of the Special Meeting.

●

Internet www.eproxy.com/kips—If you have Internet access, you may submit your proxy from any location in the world 24 hours a day, 7 days a week. Have your proxy card with you when you access the website and then follow the instructions to obtain your records and to create an electronic voting instruction form.

●

Telephone 1-800-560-1965—If you live in the United States, you may use any touch-tone telephone to vote your proxy toll-free 24 hours a day, 7 days a week. Have your proxy card in hand when you call and then follow the instructions.

●

In Person at the Special Meeting—All stockholders of record as of Friday, December 20, 2013 may vote in person at the Special Meeting. Even if you plan to attend the Special Meeting, we recommend that you submit your proxy card or vote by internet or telephone ahead of time so that your vote can be counted if you later decide not to attend.

You are a “beneficial owner” of shares held in “street name,” rather than a “stockholder of record,” if your shares are held in the name of a broker, bank, trust or other nominee as a custodian, and this proxy statement and the accompanying notice were forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker, bank, trust or other nominee how to vote your shares. You may vote by proxy by completing the voting instruction form provided by your custodian. Since a beneficial owner is not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank, trustee, or nominee that holds your shares giving you the right to vote the shares at the meeting.

Q:	Can I change my vote after I have mailed in my proxy card or voted by internet or telephone?

A:	Proxies solicited by the Board of Directors may be revoked at any time prior to the Special Meeting. No specific form of revocation is required. You may revoke your proxy by:

●	Voting in person at the Special Meeting;

●	Returning a later-dated signed proxy card;

●	Entering a new vote by internet or telephone; or

●	Giving personal or written notice of the revocation to the Company’s Corporate Secretary at the commencement of the Special Meeting.

If your shares are held in “street name” through a broker or other nominee, you will need to contact that nominee if you wish to change your voting instructions.

Q:	How will my shares be voted if I do not specify how they should be voted or if I vote for too few or too many choices on the proxy card?

A:

If you are a record holder and do not mark a choice with respect to the approval of Proposal No. 1 or Proposal No. 2, then the proxies solicited by the Board of Directors will be voted FOR the approval of such proposal. If you mark contradicting choices on your proxy card, such as a mark both FOR and AGAINST the approval of a proposal, then your shares will not be counted either for or against the proposal for which you have marked contradicting choices.

Q:	Who can attend the Special Meeting?

A:

All stockholders of record as of the close of business on the record date, Friday, December 20, 2013, may attend the Special Meeting. If you are not a stockholder of record but hold shares through a broker, bank, trustee, or other nominee as custodian (i.e., in street name), we may request proof of your beneficial ownership as of the record date, such as an account statement, a copy of the voting instruction card provided by your custodian, a “legal proxy” provided by your custodian, or other similar evidence of ownership.

Q:	Who will count the votes?

A:

All proxies submitted to the Company will be tabulated by the Company’s stock transfer agent, Wells Fargo Shareowner Services. All shares voted by stockholders of record present in person at the Special Meeting will be tabulated by the Company’s Corporate Secretary or his designee.

Q:	Who is paying for this proxy solicitation?

A:

The entire cost of this proxy solicitation will be borne by the Company. The cost will include the cost of supplying necessary additional copies of the solicitation materials for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees and, upon request, the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners.

PROPOSAL No. 1—APPROVAL OF AMENDMENT TO CERTIFICATE OF INCORPORATION

 TO INCREASE AUTHORIZED SHARES OF COMMON STOCK

Introduction

The Company’s Certificate of Incorporation currently authorizes the issuance of 40,000,000 shares of common stock, par value $0.01 per share. On December 11, 2013, the Board of Directors unanimously adopted a resolution approving, and recommending that the Company’s stockholders approve, an amendment to Section 4.1 of Article 4 of the Company’s Certificate of Incorporation to increase the number of shares of common stock that the Company is authorized to issue to 90,000,000 and also to increase the total number of shares of capital stock that the Company is authorized to issue to reflect such increase in the Company’s authorized common stock. The Board of Directors believes that the proposed amendment to increase the number of authorized shares of common stock is necessary to give the Company flexibility to issue shares of common stock for future corporate needs. Accordingly, the Board of Directors has declared the proposed amendment to be advisable and in the best interests of the Company and its stockholders and is submitting the proposed amendment to a vote of the Company’s stockholders.

As of December 20, 2013, there were 26,979,000 shares of common stock outstanding. In addition to these shares, as of December 20, 2013, there were 3,819,000 shares of common stock reserved for issuance under the Company’s equity compensation plans and 678,000 shares of common stock reserved for issuance under non-plan options and warrants issued by the Company. Accordingly, as of December 20, 2013, the Company had only 8,524,000 shares of common stock available for other corporate purposes.

Since the beginning of 2010 through the record date, the Company has issued 14,580,000 shares of common stock, 1,661,660 of which were issued in private placements to raise additional financing, 12,538,000 of which were issued in registered public offerings to raise additional financing and 381,000 of which were issued upon the exercise of stock options and grant of incentive awards under the Company’s equity compensation plans.

Text of the Proposed Amendment

The Company proposes to amend Section 4.1 of Article 4 of the Company’s Certification of Incorporation so that it would state in its entirety as follows:

“4.1) The aggregate number of shares the corporation has authority to issue shall be 100,000,000 shares, which shall have a par value of $0.01 per share, and which shall consist of 90,000,000 common shares and 10,000,000 undesignated shares. The Board of Directors has the authority, without first obtaining approval of the stockholders of the corporation or any class thereof, to establish from the undesignated shares, by resolution adopted and filed in the manner provided by law, one or more series of Preferred Stock and to fix the powers, preferences, rights and limitations of such class or series.”

The only substantive changes that would be made to Section 4.1 of Article 4 of the Company’s Certification of Incorporation, as currently in effect, would be to increase the number of shares of common stock that the Company may issue from 40,000,000 shares to 90,000,000 shares and to reflect a corresponding increase in the aggregate number of shares of capital stock that may be issued from 50,000,000 to 100,000,000 shares.

Purpose of the Proposed Amendment

The Board of Directors is recommending the proposed amendment to increase the number of authorized shares of common stock to give the Company flexibility to issue shares of common stock for future corporate needs. The Board of Directors believes that additional authorized shares of common stock would give the Company the necessary flexibility to issue shares for various corporate purposes, including, in particular, capital-raising or financing transactions and enable the Company to take timely advantage of market conditions and opportunities. Other corporate purposes for which the additional authorized shares could be used include, but are not limited to, potential strategic transactions, including mergers, acquisitions, and other business combinations; grants and awards under equity compensation plans; stock splits and stock dividends; and other general corporate purpose transactions. As a general matter, the Company would be able to issue the additional authorized shares of common stock in its discretion from time to time, subject to and as limited by, rules or listing requirements of the NASDAQ Stock Market or any other then applicable securities exchange, and without further action or approval of the Company’s stockholders. The discretion of the Board of Directors, however, would be subject to any other applicable rules and regulations in the case of any particular issuance or reservation for issuance that might require the Company’s stockholders to approve such transaction. The Board of Directors reviews and evaluates potential capital raising activities, transactions and other corporate actions on an on-going basis to determine if such actions would be in the best interests of the Company and its stockholders. In light of the Company’s current cash balance and anticipated burn rate going forward, the Board of Directors is currently evaluating potential financing alternatives, including the possible potential issuance of common stock, which may include the additional shares of common stock that would be authorized by the proposed amendment. However, the Company has no commitments, arrangements, understandings or agreements, written or otherwise, to issue any additional shares of common stock. The Company currently has no other present plans, commitments, arrangements, understandings or agreements, written or otherwise, to issue any of the additional shares of common stock that would be authorized by the proposed amendment.

Potential Effects of the Proposed Amendment

If the proposed amendment is approved by the Company’s stockholders, the additional authorized shares of common stock would have rights identical to the Company’s currently outstanding common stock. The Company’s Certificate of Incorporation also currently authorizes the issuance of 10,000,000 undesignated shares, none of which are issued or outstanding. The proposed amendment to the Certificate of Incorporation would not change the authorized number of undesignated shares.

Future issuances of shares of common stock or securities convertible into shares of common stock could have a dilutive effect on the Company’s earnings per share, book value per share and the voting interest and power of current stockholders since holders of common stock are not entitled to preemptive rights.

Securities and Exchange Commission rules require disclosure of the possible anti-takeover effects of an increase in authorized capital stock and other charter and bylaw provisions that could have an anti-takeover effect. Although the Company has not proposed the increase in the number of authorized shares of common stock with the intent of using the additional shares to prevent or discourage any actual or threatened takeover of the Company, under certain circumstances, such shares could have an anti-takeover effect. The additional shares could be issued to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company or could be issued to persons allied with the Board of Directors or management and thereby have the effect of making it more difficult to remove directors or members of management by diluting the stock ownership or voting rights of persons seeking to effect such a removal. Accordingly, if the proposed amendment is approved, the additional shares of authorized common stock may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of common stock, or the replacement or removal of the Board of Directors or management. The following other provisions of the Company’s Certificate of Incorporation and the following provisions of the Company’s Amended and Restated Bylaws may have an anti-takeover effect of preventing, discouraging or delaying any change in control of the Company: (i) the ability of the Board of Directors to designate the terms of and issue preferred stock without stockholder approval; (ii) limitations on who may call a special meeting of stockholders; (iii) advance notice requirements for nominations for election to the Board of Directors or for proposing matters that can be acted upon at stockholder meetings; (iv) the elimination of cumulative voting rights in the election of directors, which would otherwise permit less than a majority of stockholders to elect directors; and (v) a prohibition on stockholder action by written consent unless unanimous, thereby requiring all stockholder actions to be taken at a meeting of stockholders.

Timing of the Proposed Amendment

If the proposed amendment to increase the number of authorized shares of common stock is approved by the Company’s stockholders, the amendment will become effective immediately upon the filing of a Certificate of Amendment to the Company’s Certificate of Incorporation with the Secretary of State of the State of Delaware, which the Company expects to file promptly after the Special Meeting. If the proposed amendment is not approved by the Company’s stockholders, the number of authorized shares of common stock will remain unchanged.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” approval of the proposed amendment to increase the number of authorized shares of common stock.

PROPOSAL NO. 2—APPROVAL OF POSSIBLE ADJOURNMENT OF THE SPECIAL MEETING

General

The Company is asking its stockholders to consider and vote upon a proposal to approve one or more adjournments of the Special Meeting, if necessary or appropriate, including adjournments to permit further solicitation of proxies in favor of approval of Proposal No. 1.

If the number of shares of common stock present in person or represented by proxy at the Special Meeting voting in favor of Proposal No. 1 is insufficient to approve such proposal at the time of the Special Meeting, then the Company may move to adjourn the Special Meeting in order to enable the Board of Directors to solicit additional proxies in respect of the proposal. In that event, the Company stockholders will be asked to vote only upon the adjournment proposal, Proposal No. 2, and not on any other proposal.

In this proposal, the Company is asking its stockholders to authorize the holder of any proxy solicited by the Board of Directors to vote in favor of granting discretionary authority to the proxy or attorney-in-fact to adjourn the Special Meeting one or more times for the purpose of soliciting additional proxies. If the Company stockholders approve this Proposal No. 2, the Company could adjourn the Special Meeting and any adjourned session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from the Company stockholders that previously have returned properly executed proxies or authorized a proxy by using the Internet or telephone. Among other things, approval of Proposal No. 2 could mean that, even if the Company has received proxies representing a sufficient number of votes against the approval of Proposal No. 1, that such proposal would be defeated, the Company could adjourn the Special Meeting without a vote on such proposal and seek to obtain sufficient votes in favor of such proposal to obtain approval of that proposal.

The Company currently does not intend to propose adjournment at the Special Meeting if there are sufficient votes to approve Proposal No. 1.

Board Recommendation

The Board of Directors unanimously recommends that stockholders vote “FOR” Proposal No. 2 to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal No. 1.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of the Company’s common stock as of December 20, 2013 including:

●	each person, or group of affiliated persons, known by the Company to beneficially own more than 5% of common stock;

●	each of the Company’s executive officers;

●	each of the Company’s directors; and

●	all of the Company’s directors and executive officers as a group.

The percentage ownership information shown in the table is based upon 26,979,079 shares of common stock outstanding as of December 20, 2013. Information with respect to beneficial ownership has been furnished by each director, officer or beneficial owner of more than 5% of the Company’s common stock. The Company has determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission, which generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable upon the exercise of stock options that are either immediately exercisable or exercisable within 60 days of December 20, 2013. These shares are deemed to be outstanding and beneficially owned by the person holding those options for the purpose of computing the percentages beneficially owned. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise noted below, the address for each person or entity listed in the table is c/o Kips Bay Medical, Inc., 3405 Annapolis Lane North, Suite 200, Minneapolis, Minnesota 55447.

	Beneficial Ownership
	Shares Held		Options(1)	Percent of Class
5% Stockholders
Kips Bay Investments, LLC(2) 8500 Normandale Lake Boulevard, Suite 600 Bloomington, MN 55437	6,836,060	(3)	—	25.2%
Directors and Executive Officers
Manny Villafaña	5,318,947		—	19.6
Robert E. Munzenrider	60,000	(4)	—	*
Arch C. Smith	64,200	(4)	25,000	*
Robert J. Sheehy	76,667	(4)	—	*
Scott Kellen	20,000		78,125	*
Randall K. LaBounty	—		65,625	*
All directors and executive officers as a group (7 persons)	5,539,814		168,750	21.0

*	Less than 1%.

(1)	Represents options currently exercisable or exercisable within 60 days of December 20, 2013.

(2)

Information based on a Schedule 13D/A filed by the reporting person on June 29, 2012. According to information provided to the Company by Kips Bay Investments, LLC, Kips Bay Investments, LLC is a family limited liability company for Nasser J. Kazeminy’s family. Michael G. Eleftheriou, the President of Kips Bay Investments, LLC, has sole authority with respect to the voting and disposition of shares held by Kips Bay Investments, LLC.

(3)	Includes 47,004 shares held by the principal equity holder of Kips Bay Investments, LLC. Kips Bay Investments, LLC disclaims beneficial ownership of such shares.

(4)	Includes 30,000 shares of unvested restricted stock which are subject to forfeiture upon certain events.

OTHER INFORMATION

Stockholder Proposals and Director Nominations for the 2014 Annual Meeting of Stockholders

In order to be considered for inclusion in the proxy statement for the Company’s 2014 Annual Meeting of Stockholders, stockholder proposals, including director nominations, were required to be submitted in writing to the Company no later than December 19, 2013 (approximately 120 days prior to the one year anniversary of the mailing of last year’s proxy statement). The Company suggests that proposals annual meetings of stockholders be submitted by certified mail, return receipt requested. The proposal must satisfy all of the requirements of and be in accordance with the provision of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended, and the Company’s Amended and Restated Bylaws.

Stockholders who intend to present a proposal or director nomination at the 2014 Annual Meeting of Stockholders without including such proposal or nomination in the Company’s proxy statement must, pursuant to the Company’s Amended and Restated Bylaws, deliver to the Company notice of such proposal or nomination no earlier than January 22, 2014 (approximately 120 days prior to the one year anniversary of the 2013 Annual Meeting of Stockholders) and no later than February 21, 2014 (approximately 90 days prior to the one year anniversary of the 2013 Annual Meeting of Stockholders). Any such notice must contain the specific information required by the Company’s Amended and Restated Bylaws. The Company reserves the right to reject, rule out of order, or take appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

If a stockholder proposal intended to be submitted at the 2014 Annual Meeting of Stockholders does not comply, as determined in the chairman’s discretion, with the timeframes and other procedures established by the Company’s bylaws, the proposal will be disregarded.

Householding of Proxy Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this proxy statement to any stockholder may have been sent to multiple stockholders in each household. The Company will promptly deliver a separate copy of this proxy statement to any stockholder upon written or oral request to Scott Kellen, Kips Bay Medical, Inc., 3405 Annapolis Lane North, Suite 200, Minneapolis, Minnesota 55447, telephone: (763) 235-3540 or e-mail: Scott.Kellen@KipsBayMedical.com.

Other Business

Management knows of no other matters which may be brought before the Special Meeting. If any other matters are presented at the meeting on which a vote may properly be taken, the persons named as proxy holders in the enclosed proxy card will vote thereon in accordance with their best judgment.

Dated: December 26, 2013

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Manny Villafaña

Manny Villafaña
Chairman of the Board and Chief Executive Officer

KIPS BAY MEDICAL, INC.

SPECIAL MEETING OF STOCKHOLDERS

Tuesday, February 4, 2014

3:30 p.m. CT

Oppenheimer Wolff & Donnelly LLP

Campbell Mithun Tower – Suite 2000

222 South Ninth Street

Minneapolis, MN 55402

You can park in the following ramps:

1.     Private Ramp at 222 South Ninth Street.  Enter on Ninth Street.

2.     The Energy Center Ramp (also called the NRG ramp) 324 South Ninth Street. There are entrances to this ramp on 9th Street and 3rd Avenue.

3.     The TCF Ramp, 121 South 8th Street. There are entrances on 9th Street and 2nd Avenue.

Kips Bay Medical, Inc. 3405 Annapolis Lane North, Suite 200 Minneapolis, MN 55447	PROXY

This proxy is solicited by the Board of Directors for use at the Special Meeting on February 4, 2014.

The shares of stock you hold in your account or in a dividend reinvestment account will be voted as you specify on the reverse side.

If no choice is specified, the proxy will be voted FOR Proposals No. 1 and No. 2.

By signing the proxy, you revoke all prior proxies and appoint Manny Villafaña and Scott Kellen, and each of them with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Special Meeting and all adjournments.

See reverse for voting instructions.

Shareowner Services P.O. Box 64945 St. Paul, MN 55164-0945	COMPANY #
Vote by Internet, Telephone or Mail 24 Hours a Day, 7 Days a Week
Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

●INTERNET/MOBILE – www.eproxy.com/kips Use the Internet to vote your proxy until 12:00 p.m. (CT) on February 3, 2014.

●PHONE – 1-800-560-1965 Use a touch-tone telephone to vote your proxy until 12:00 p.m. (CT) on February 3, 2014.

●MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

If you vote your proxy by Internet or by Telephone, you do NOT need to mail back your Proxy Card.

TO VOTE BY MAIL AS THE BOARD OF DIRECTORS RECOMMENDS ON ALL PROPOSALS BELOW, SIMPLY SIGN, DATE, AND RETURN THIS PROXY CARD

The Board of Directors Recommends a Vote FOR Proposals No. 1 and No. 2.

1.	To approve an amendment to the Kips Bay Medical, Inc. Certificate of Incorporation to increase the number of authorized shares of common stock from 40,000,000 to 90,000,000.	☐ For ☐ Against ☐ Abstain

2.	Proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are insufficient votes in favor of Proposal No. 1.	☐ For ☐ Against ☐ Abstain